UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
811-07831

FMI Funds, Inc.
(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 226-4555
Registrant's telephone number, including area code:

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2007

FMI
Focus Fund

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

Ted D. Kellner, CFA
President

May 9, 2007
Dear Fellow Shareholders:

The FMI Focus Fund had a very solid first calendar quarter of 2007, as detailed by Rick and Glenn in their Portfolio Manager letter. More importantly, as detailed therein, their long-term results have given shareholders excellent returns, both on an absolute and relative basis. Today, however, we find ourselves in a bit of a conundrum. Overall equity valuations are certainly far from cheap by historic standards, and we see little risk aversion in today’s markets. Times like these require extra diligence in how we deploy the Fund’s assets, and Rick and Glenn are doing just that.

As we have discussed in the past, the consumer continues to have a highly leveraged balance sheet, and we question their ability to continue to fuel the economic expansion we have enjoyed since 2002. This past quarter marked a record sixty-one straight quarters of consumer spending growth. The housing bubble that we have cautioned about has clearly burst, and the profit growth outlook for corporations has begun to slow. Your portfolio team is working hard to find attractive securities for the prudent investment of your assets. Rick and Glenn will continue to manage the portfolio as they have since the inception of the FMI Focus Fund back in December of 1996, investing in companies only when they perceive we have an advantage and the potential rewards outweigh the risks.

We believe that your portfolio is well positioned for the investment environment we foresee, and that the securities we own will provide all of us with very satisfactory rates of return. As always, we thank all of our fellow shareholders for your continued support and investment in the FMI Focus Fund.

Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI 53202 • 414-226-4555
www.fmifunds.com

Richard E. Lane	Glenn W. Primack
Portfolio Manager	Portfolio Manager
April 27, 2007
Dear Fellow Shareholders:

The FMI Focus Fund gained a solid 3.84% in the March quarter. This compares to 1.95% for the Russell 2000(1) and 2.48% for the Russell 2000 Growth(2). As has been the case in the past few quarters, merger and acquisition (“M&A”) activity has been an important factor in the market’s strength. High oil prices continued to power energy and related stocks higher, including portfolio holdings Dresser-Rand Group and Noble Energy, Inc. Further, robust economies around the world continue to drive up foreign stock markets. This cycle is creating enormous liquidity, which in turn is inflating nearly every asset class.

Low interest rates and the virtual absence of risk aversion are propelling leverage buyouts (“LBO”) into new arenas, such as cyclical technology companies like Freescale Semiconductor Inc. and expensive growth-oriented companies like Biomet, Inc., the orthopedic device manufacturer which went for a very fancy twelve-and-a-half-times cash flow. The Focus Fund has certainly benefited from this activity. Biomet was one of our portfolio holdings at the time of the buyout. This quarter, another significant portfolio holding, Laidlaw International Inc., the school bus operator and owner of Greyhound, was bought by the UK bus operator FirstGroup plc. Just subsequent to the end of the first quarter, Google Inc. paid an astonishing ten times revenue for the internet advertising company DoubleClick, Inc. We own the only other advertising

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 3/31/07 AS COMPARED TO THE RUSSELL 2000 AND THE RUSSEL 2000 GROWTH

FMI Focus Fund
$69,595

Russell 2000
$25,998

Russell 2000 Growth
$16,806

Results From Fund Inception (12/16/96) Through 3/31/07

			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 3/31/07 From
	Last 3 Months	Year Ended 3/31/07	Years Ended 3/31/07	Years Ended 3/31/07	Fund Inception 12/16/96
FMI Focus Fund	3.84%	8.37%	7.40%	20.55%	20.75%
Russell 2000	1.95%	5.91%	10.95%	10.23%	9.73%
Russell 2000 Growth	2.48%	1.56%	7.88%	6.31%	5.18%

*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

company, aQuantive, Inc. which instantly popped almost 12% on the announcement. Investors feel that Microsoft Corp. or Yahoo! Inc. may make a play for them. Portfolio held ValueClick Inc. is also deemed to be a valuable take-out candidate to the same players and similarly experienced appreciation in the stock.

Portfolio holding Hanover Compressor Co. merged with its principal competitor, Universal Compression Holdings Inc., which itself just went through a complicated reorganization. Universal put some of its assets into a REIT type structure as a tax and yield arbitrage strategy. Hanover appreciated nicely as investors came to understand the value of the deal. We also took the opportunity to sell BISYS Group, Inc. on the strength of a rumored buyout, which, incidentally, has yet to happen.

Having related the above, one might consider us somewhat disingenuous when we express concern about the massive worldwide liquidity driving the buyout mania. Our concern is twofold. One, as we have been writing about in previous letters, the buyout phenomena has driven equity valuations to very high levels. As such, we are having trouble finding attractive reinvestment candidates and even when we find them, the expected rate-of-return is not particularly exciting, unless of course, those in turn get bought out.

Two, we fear this mania, like all previous manias, may not end well. We feel it is too early to make that call. By some estimates leverage-buyout funds have up to two trillion dollars in buying power. They certainly have the wherewithal to overpay for companies and potentially create debt problems in their wake. The question is whether they remain patient with respect to finding sensible companies that have dependable cash flows, thus lending themselves naturally to leverage buyouts, or they succumb to the usual pressure to “put the money to work” and either overpay or buy businesses that shouldn’t have a lot of debt on them, or both.

As luck would have it, this heightened M&A activity is occurring just as the economy is slowing down. As shareholders know, we have had an ongoing dialog these past few quarters on this particular topic of whether the strength in the rest of the world, from Asia, to Europe, to South America, can pick up the slack from the decelerating U.S. economy and sustain global growth. In the bull case, exports and capital spending in the U.S. economy offset the housing related slowdown. Even if these two factors do offset, the consumer, who makes up two-thirds of our economy, remains the major wildcard. Perhaps the robust employment and wage gains can offset the loss of the “home ATM” (equity cash out refinance) that, according to Federal Reserve data, has contributed hundreds of billions of dollars in consumer spending annually over the past four years. We continue to monitor these factors carefully while acknowledging that combined with high equity valuations make finding bargain stocks difficult (but not impossible)!

As we have stated in previous letters, we are likely in the latter stages of an economic cycle and most stocks are expensive. So, we will endeavor to make ourselves and our shareholders solid returns as the cycle plays out, albeit in a very prudent fashion. Hopefully, the LBO crowd will “discover” some more value in our portfolio.

Second Quarter Winner - Varian, Inc.

Varian performed well in the first quarter of 2007, up 28%. We sold our position despite our high regard for the management team, because the stock’s valuation reflects both accelerating earnings in 2007 and a takeout premium. Varian designs and sells scientific instruments to the pharmaceutical and industrial industries. Although it is benefiting from improved growth in Asia Pacific and a productive margin improvement initiative, we had to follow our valuation discipline, especially given the volatile name of the stock. Our sincere thanks to Varian CEO Gary Rogerson and his team for their terrific performance and making our shareholders an outstanding return on investment!

While Varian was the top stock, energy companies Dresser-Rand, Hanover Compressor, Noble Energy, Pride International, Inc., and Rowan Companies, Inc. did quite well. Celanese Corp. (chemicals) and Arrow Electronics, Inc. (electronic and semiconductor component distribution) also performed nicely.

Celanese was particularly enjoyable as the company has put up quarter after quarter of outstanding results, yet the stock couldn’t get out of its own way because Blackrock, the LBO shop that brought it public, kept dribbling out its position and acted as an overhang. This finally came to an end and we received a year-and-a-half worth of appreciation in a couple of months. Patience truly proved to be a virtue with Celanese.

Second Quarter Loser - Rogers Corp.

We have featured Rogers several times in the past. It was one of our big winners in 2006. Following a correction in the stock, we started buying the position back several months ago. The “correction” has proved to be deeper than we originally

3

anticipated as their principal end market, mobile phones and mobile infrastructure have been weaker than expected. While we still like Rogers, we have taken a respite from our purchases as we await further data on the company’s end markets.

New Investments

During the quarter we made initial investments in Cytec Industries and Central Garden & Pet Co. Cytec is a specialty chemical manufacturer with a terrific position in carbon fiber composites serving the robust aerospace industry. Carbon fiber is replacing aluminum and other materials in commercial jets because it is stronger, lighter, and thus fuel saving. Cytec also has an underperforming specialty chemical segment that we believe is a turnaround opportunity.

Central Garden & Pet manufactures and distributes garden and pet products just as you would expect. We are mostly interested in the pet side of the business which we view as a nice growth opportunity. Through our current investment in PetSmart Inc. and our previous investment in Petco Animal Supplies Inc. (which came to a favorable conclusion when it was bought out last summer) we have learned to appreciate the growth and stability of this industry. Central Garden is going through a multiyear profit margin improvement program, which, if successful, should significantly boost earnings. Unfortunately, the garden side of the business is not nearly as attractive so it will likely limit the ultimate scope of our investment.

Position Additions, Reductions, and Deletions

During the quarter we added to Wright Medical Group, Inc., the orthopedic device manufacturer, MGIC, the private mortgage insurer, Rogers Corp., and Charles River Laboratories International, Inc., the pharmaceutical services company. Positions reduced included Casella Waste Systems, Inc., Republic Services, Inc., Celanese Corp., Airgas, Inc., JDA Software Group, Inc., Manpower Inc., Exar Corp., and PartnerRe Ltd. Positions eliminated were Laidlaw, BISYS, and Scottish Re Group Ltd.

As always, we hope you enjoyed the letter and thank our fellow shareholders for your continued support of the FMI Focus Fund.

Sincerely,

Richard E. Lane, CFA	Glenn W. Primack
Portfolio Manager	Portfolio Manager

4

FMI Focus Fund
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Industry Sectors as of March 31, 2007

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 10/01/06	Value 3/31/07	10/01/06-3/31/07
FMI Focus Fund Actual	$1,000.00	$1,105.80	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.64

*
Expenses are equal to the Fund’s annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2006 and March 31, 2007).

5

FMI Focus Fund
STATEMENT OF NET ASSETS
March 31, 2007 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 86.1% (a)
COMMON STOCKS — 82.8% (a)
COMMERCIAL SERVICES SECTOR — 5.1%
	Advertising/Marketing Services — 3.1%
249,900	aQuantive, Inc.*	$5,724,403	$6,974,709
841,200	ValueClick, Inc.*	14,437,551	21,980,556
		20,161,954	28,955,265
	Personnel Services — 2.0%
246,700	Manpower Inc.	9,799,735	18,199,059
CONSUMER NON-DURABLES SECTOR — 2.2%
	Apparel/Footwear — 1.0%
221,700	Liz Claiborne, Inc.	8,856,918	9,499,845
	Consumer Sundries — 1.2%
658,300	Central Garden & Pet Co.*	8,747,118	9,723,091
95,200	Central Garden & Pet Co. Cl A Non-Voting*	1,406,081	1,399,440
		10,153,199	11,122,531
DISTRIBUTION SERVICES SECTOR — 8.3%
	Electronics Distributors — 3.0%
536,200	Arrow Electronics, Inc.*	14,801,906	20,241,550
382,400	Ingram Micro Inc.*	4,098,338	7,384,144
		18,900,244	27,625,694
	Wholesale Distributors — 5.3%
526,900	Beacon Roofing Supply, Inc.*	9,973,768	8,525,242
355,900	Grainger (W.W.), Inc.	18,756,545	27,489,716
584,200	Interline Brands, Inc.*	10,601,066	12,805,664
		39,331,379	48,820,622
ELECTRONIC TECHNOLOGY SECTOR — 7.4%
	Computer Communications — 1.1%
536,500	Juniper Networks, Inc.*	8,213,391	10,558,320
	Electronic Production Equipment — 2.0%
499,500	Asyst Technologies, Inc.*	2,711,152	3,511,485
826,400	Entegris Inc.*	8,920,400	8,842,480
230,500	MKS Instruments, Inc.*	3,196,998	5,882,360
		14,828,550	18,236,325
	Semiconductors — 3.6%
173,900	Actel Corp.*	2,593,334	2,872,828
1,079,500	Altera Corp.	20,426,596	21,579,205
651,400	Exar Corp.*	9,438,578	8,624,536
		32,458,508	33,076,569
	Telecommunications Equipment — 0.7%
986,500	AudioCodes Ltd.*	9,851,965	6,668,740

6

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
March 31, 2007 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 86.1% (a) (Continued)
COMMON STOCKS — 82.8% (a) (Continued)
ENERGY MINERALS SECTOR — 1.2%
	Oil & Gas Production — 1.2%
190,000	Noble Energy, Inc.	$3,759,294	$11,333,500
FINANCE SECTOR — 13.3%
	Finance/Rental/Leasing — 5.5%
256,700	Advance America Cash Advance Centers Inc.	3,959,310	3,950,613
202,400	Assured Guaranty Ltd.	4,100,576	5,529,568
842,200	RAM Holdings Ltd.*	11,063,702	12,843,550
1,008,600	Rent-A-Center, Inc.*	20,768,486	28,220,628
		39,892,074	50,544,359
	Insurance Brokers/Services — 1.3%
429,900	Arthur J. Gallagher & Co.	11,658,780	12,179,067
	Life/Health Insurance — 0.1%
20,000	Reinsurance Group of America, Inc.	516,000	1,154,400
	Multi-Line Insurance — 1.5%
198,600	PartnerRe Ltd.	9,499,372	13,612,044
	Regional Banks — 2.5%
490,725	Associated Banc-Corp	12,627,848	16,488,360
142,700	Greater Bay Bancorp	3,781,886	3,837,203
96,600	Midwest Banc Holdings, Inc.	2,028,600	1,710,786
117,900	Nexity Financial Corp.*	1,886,400	1,379,430
		20,324,734	23,415,779
	Specialty Insurance — 2.4%
370,500	MGIC Investment Corp.	22,217,745	21,829,860
HEALTH TECHNOLOGY SECTOR — 5.7%
	Biotechnology — 1.6%
317,500	Charles River Laboratories International, Inc.*	13,836,132	14,687,550
	Medical Specialties — 4.1%
302,300	Beckman Coulter, Inc.	16,221,073	19,313,947
550,000	PerkinElmer, Inc.	10,075,639	13,321,000
229,900	Wright Medical Group, Inc.*	4,697,333	5,124,471
		30,994,045	37,759,418
INDUSTRIAL SERVICES SECTOR — 8.4%
	Contract Drilling — 1.6%
195,000	Pride International, Inc.*	2,480,990	5,869,500
286,100	Rowan Companies, Inc.	8,868,459	9,289,667
		11,349,449	15,159,167
	Environmental Services — 2.8%
912,282	Casella Waste Systems, Inc.*	8,070,844	8,903,873
598,200	Republic Services, Inc.	7,834,347	16,641,924
		15,905,191	25,545,797

7

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
March 31, 2007 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 86.1% (a) (Continued)
COMMON STOCKS — 82.8% (a) (Continued)
INDUSTRIAL SERVICES SECTOR — 8.4% (Continued)
	Oilfield Services/Equipment — 4.0%
981,700	Dresser-Rand Group, Inc.*	$22,904,339	$29,902,582
332,352	Hanover Compressor Co.*	3,580,128	7,394,832
		26,484,467	37,297,414
PROCESS INDUSTRIES SECTOR — 14.1%
	Chemicals: Major Diversified — 2.4%
715,800	Celanese Corp.	12,030,724	22,075,272
	Chemicals: Specialty — 4.7%
261,200	Airgas, Inc.	2,587,150	11,009,580
201,800	Cytec Industries Inc.	11,339,437	11,349,232
415,400	Rockwood Holdings Inc.*	8,133,268	11,498,272
244,400	Sigma-Aldrich Corp.	7,920,807	10,147,488
		29,980,662	44,004,572
	Containers/Packaging — 5.0%
644,600	Bemis Company, Inc.	17,719,457	21,523,194
685,900	Packaging Corp of America	14,705,291	16,735,960
728,600	Smurfit-Stone Container Corp.*	9,024,121	8,204,036
		41,448,869	46,463,190
	Industrial Specialties — 2.0%
360,000	Ferro Corp.	5,331,449	7,779,600
235,700	Rogers Corp.*	14,621,525	10,453,295
		19,952,974	18,232,895
PRODUCER MANUFACTURING SECTOR — 5.6%
	Electrical Products — 2.0%
723,800	Molex Inc. Cl A	19,437,035	18,015,382
	Industrial Machinery — 3.1%
140,000	Kadant Inc.*	2,105,453	3,550,400
374,100	Kennametal Inc.	13,812,407	25,292,901
		15,917,860	28,843,301
	Miscellaneous Manufacturing — 0.5%
155,500	Brady Corp.	5,491,985	4,851,600
RETAIL TRADE SECTOR — 5.6%
	Apparel/Footwear Retail — 1.3%
335,100	Jos. A. Bank Clothiers, Inc.*	8,230,635	11,845,785
	Discount Stores — 2.8%
880,400	Family Dollar Stores, Inc.	19,026,674	26,077,448
	Specialty Stores — 1.5%
106,900	Guitar Center, Inc.*	4,725,596	4,823,328
262,800	PetSmart, Inc.	6,834,139	8,661,888
		11,559,735	13,485,216

8

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
March 31, 2007 (Unaudited)

Shares or Principal Amount		Cost	Value
LONG-TERM INVESTMENTS — 86.1% (a) (Continued)
COMMON STOCKS — 82.8% (a) (Continued)
TECHNOLOGY SERVICES SECTOR — 5.0%
	Data Processing Services — 0.5%
162,800	Hewitt Associates, Inc.*	$4,147,000	$4,758,644
	Information Technology Services — 1.8%
1,125,000	CIBER, Inc.*	8,480,444	8,853,750
526,500	JDA Software Group, Inc.*	5,390,433	7,913,295
		13,870,877	16,767,045
	Internet Software/Services — 0.8%
415,300	eCollege.com*	5,448,042	7,454,635
	Packaged Software — 1.9%
898,100	Parametric Technology Corp.*	9,177,486	17,144,729
TRANSPORTATION SECTOR — 0.9%
	Trucking — 0.9%
470,400	Werner Enterprises, Inc.	9,134,883	8,547,168
	Total common stocks	603,848,567	765,848,207
MUTUAL FUNDS — 3.3% (a)
454,900	iShares S&P SmallCap 600 Index Fund	20,823,354	30,874,063
	Total long-term investments	624,671,921	796,722,270
SHORT-TERM INVESTMENTS — 14.1% (a)
	Commercial Paper — 9.6%
$25,000,000	Toyota Motor Credit Corp., 5.15%, due 04/02/07	24,996,424	24,996,424
18,000,000	American Express Credit Corp., 5.16%, due 04/03/07	17,994,840	17,994,840
21,000,000	General Electric Capital Corp., 5.15%, due 04/04/07	20,990,987	20,990,987
25,000,000	Citigroup Funding Inc., 5.18%, due 04/05/07	24,985,611	24,985,611
	Total commercial paper	88,967,862	88,967,862
	Variable Rate Demand Note — 4.5%
41,645,018	U.S. Bank, N.A., 5.07%	41,645,018	41,645,018
	Total short-term investments	130,612,880	130,612,880
	Total investments	$755,284,801	927,335,150
	Liabilities, less cash and receivables — (0.2%) (a)		(2,461,305)
	Net Assets		$924,873,845

Net Asset Value Per Share ($0.0001 par value, 100,000,000
shares authorized), offering and redemption price
($924,873,845 ÷ 27,586,366 shares outstanding)	$33.53

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

9

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2007 (Unaudited)

INCOME:
Dividends	$3,711,108
Interest	2,264,388
Total income	5,975,496
EXPENSES:
Management fees	5,775,851
Transfer agent fees	618,431
Administrative services	275,160
Printing and postage expense	169,229
Custodian fees	99,454
Registration fees	26,805
Professional fees	26,056
Board of Directors fees	20,000
Insurance expense	2,572
Other expenses	28,617
Total expenses	7,042,175
NET INVESTMENT LOSS	(1,066,679)
NET REALIZED GAIN ON INVESTMENTS	58,353,954
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	35,501,631
NET GAIN ON INVESTMENTS	93,855,585
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$92,788,906

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2007 (Unaudited) and For the Year Ended September 30, 2006

	2007	2006
OPERATIONS:
Net investment loss	$(1,066,679)	$(3,745,038)
Net realized gain on investments	58,353,954	119,676,250
Net increase (decrease) in unrealized appreciation on investments	35,501,631	(42,853,197)
Net increase in net assets from operations	92,788,906	73,078,015
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains
($4.2996 and $3.7158 per share, respectively)	(113,038,705)*	(109,117,313)*
FUND SHARE ACTIVITIES:
Proceeds from shares issued (837,631 and 3,080,518 shares, respectively)	27,790,792	103,892,465
Net asset value of shares issued in distributions reinvested
(3,385,251 and 3,415,461 shares, respectively)	109,645,434	105,420,981
Cost of shares redeemed (2,864,004 and 9,665,838 shares, respectively)	(94,958,842)	(324,064,867)
Net increase (decrease) in net assets derived from Fund share activities	42,477,384	(114,751,421)
TOTAL INCREASE (DECREASE)	22,227,585	(150,790,719)
NET ASSETS AT THE BEGINNING OF THE PERIOD	902,646,260	1,053,436,979
NET ASSETS AT THE END OF THE PERIOD (Includes undistributed
net investment income of $0 and $0, respectively)	$924,873,845	$902,646,260

* See Note 8

The accompanying notes to financial statements are an integral part of these statements.

10

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2007		2006	2005	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$34.42		$35.83	$32.14	$29.35	$20.81	$23.03
Income from investment operations:
Net investment loss (a)	(0.04)		(0.13)	(0.21)	(0.29)	(0.18)	(0.16)
Net realized and unrealized
gains (losses) on investments	3.45		2.44	5.44	3.08	8.72	(2.06)
Total from investment operations	3.41		2.31	5.23	2.79	8.54	(2.22)
Less distributions:
Dividend from net investment income	—		—	—	—	—	—
Distributions from net realized gains	(4.30)		(3.72)	(1.54)	—	—	—
Total from distributions	(4.30)		(3.72)	(1.54)	—	—	—
Net asset value, end of period	$33.53		$34.42	$35.83	$32.14	$29.35	$20.81
TOTAL RETURN	10.58	%(1)	7.75%	16.83%	9.51%	41.04%	(9.64%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	924,874		902,646	1,053,437	1,063,995	948,471	433,799
Ratio of expenses to average net assets	1.52	%(2)	1.50%	1.48%	1.43%	1.47%	1.46%
Ratio of net investment loss to average net assets	(0.23	%)(2)	(0.38%)	(0.61%)	(0.87%)	(0.71%)	(0.60%)
Portfolio turnover rate	17.9%		49.0%	63.1%	63.8%	52.6%	92.8%

(1)  Not Annualized.
(2)  Annualized.
(a)  Net investment loss per share is calculated using average shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

11

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2007 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Focus Fund (the “Fund”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended and is a portfolio of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The assets and liabilities of each Fund in the Company are segregated as a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

(a)
Each security, including the liability for securities sold short, if any, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price or if no sale is reported, at the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

12

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2007 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

(h)
The Fund may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.

(i)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not meeting the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements but does not anticipate that FIN 48 will have a material impact on the Fund’s financial statements.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund’s operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.20% of the daily net assets up to and including $30,000,000, 0.10% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, to assist it in the day-to-day management of the Fund. Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund. FMI pays Broadview Advisors, LLC 76% of the Fund’s management fee of 1.25% of the daily net assets.

Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the six month period ending March 31, 2007.

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)	Credit Agreement —

U.S. Bank, N.A. has made available to the Fund a $30,000,000 credit facility pursuant to a Credit Agreement (“Agreement”) dated November 18, 2002 for the purpose of having cash available to satisfy redemption requests and to purchase portfolio securities. Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the Fund. During the six month period ending March 31, 2007, the Fund did not borrow against the Agreement. The Credit Agreement expires on June 5, 2007.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

13

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2007 (Unaudited)

(5)	Investment Transactions —

For the six month period ending March 31, 2007, purchases and proceeds of sales of investment securities (excluding short-term investments) were $148,458,476 and $278,923,737, respectively.

(6)	Accounts Payable and Accrued Liabilities —

As of March 31, 2007, liabilities of the Fund included the following:

Payable to brokers for securities purchased	$1,820,252
Payable to FMI for management and administrative fees	1,025,100
Due to custodian	152,630
Payable to shareholders for redemptions	144,762
Other liabilities	409,028

(7)	Sources of Net Assets —

As of March 31, 2007, the sources of net assets were as follows:

Fund shares issued and outstanding	$721,705,763
Net unrealized appreciation on investments	172,050,349
Accumulated net realized gains on investments	31,117,733
$924,873,845

(8)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of March 31, 2007:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments
$760,354,014	$183,660,006	$16,678,870	$166,981,136

The following information for the Fund is presented on an income tax basis as of September 30, 2006:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$770,081,326	$156,522,962	$26,761,218	$129,761,744	$18,591,898	$75,064,238

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2006 and 2005, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2006, and tax basis post-October losses as of September 30, 2006, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2006				September 30, 2005
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$44,245,543	$64,871,770	$ —	$ —	$2,938,476	$47,974,530

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2006 which is designated as qualifying for the dividends received deduction is 17% (unaudited).

For all shareholders of the Fund, the percentage of dividend income under the Jobs and Growth Tax Relief Act of 2003, is 15% (unaudited).

14

FMI Focus Fund
ADVISORY AGREEMENT

On December 15, 2006, the Board of Directors of FMI Funds, Inc. (“Directors”) approved the continuation of the FMI Focus Fund’s investment advisory agreement with Fiduciary Management, Inc. and its sub-advisory agreement with Broadview Advisors, LLC. Prior to approving the continuation of the agreements, the Directors considered:

•	the nature, extent and quality of the services provided by Fiduciary Management, Inc. and Broadview Advisors, LLC

•	the investment performance of the Fund

•	the cost of the services to be provided and profits to be realized by Fiduciary Management, Inc. from its relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect any economies of scale

•	the expense ratio of the Fund

•	the manner in which portfolio transactions for the Fund was conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Fiduciary Management, Inc. and Broadview Advisors, LLC, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Fiduciary Management, Inc. and Broadview Advisors, LLC to the Fund. The Directors concluded that Fiduciary Management, Inc. and Broadview Advisors, LLC were providing essential services to the Fund. In particular, the Directors concluded that Fiduciary Management, Inc. and Broadview Advisors, LLC were preparing reports to shareholders in addition to those required by law, and were providing services to the Fund that were in addition to the services investment advisers typically provided non-mutual fund clients.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the agreements.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report that concluded that the profits Fiduciary Management, Inc. realized with respect to the Fund expressed as a percentage of pre-tax revenues was generally less than that of publicly traded investment advisers. The Directors also reviewed reports comparing the Fund’s expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund’s expense ratio were within the range of comparable mutual funds. The Directors noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered, and because of the Fund’s investment style, was unlikely to realize economies of scale.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Directors concluded that the research obtained by Broadview Advisors, LLC was beneficial to the Fund and that Broadview Advisors, LLC was executing the Fund’s portfolio transactions in a manner designated to obtain best execution for the Fund.

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

15

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.

SEMIANNUAL REPORT
March 31, 2007

FMI
Large Cap
Fund

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

March 31, 2007

Dear Fellow Shareholders:

The FMI Large Cap Fund appreciated 1.84%(1) in the quarter, compared to 0.64% for the benchmark Standard & Poor’s 500 Index(2). Being underweight in the financial group and overweight in the distribution sector both contributed to positive performance. Commercial and consumer services lagged in the period.

Deals, deals, deals! According to the Wall Street Journal, first quarter transactions totaled $1.1 trillion worldwide, up 27%, and domestic deals grew 32% to $439 billion. The number and dollar value of transactions have expanded for five years and the growth rate appears to be accelerating. We do not know when this deal rush will end, but frenzies usually spike before they fall. The Nikkei in 1989, and the Nasdaq in 2000 had similar profiles. We move closer to the end of this cycle with each spectacular deal announcement; today it was a $20 billion bid from Kohlberg Kravis Roberts (KKR) for First Data at over 13 times enterprise value-to-earnings before interest, taxes, depreciation and amortization (EV/EBITDA).

Although the mergers and acquisitions market feels like a bubble today, we remember how long it took the technology stock bubble to burst in the late 1990s. Valuations that were extreme became absurd and the game lasted at least two years longer than we ever thought possible. Having just read that deflation is back in Japan, and noting that the Two-Year Japanese Treasury is priced to yield 0.835% (decimal to the left of the eight), the carry-trade that fuels this mania appears to be going strong.

Debt is dirt cheap in Japan, and nearly everywhere there is enormous liquidity that, in the words of the managing director of one of the largest private equity firms in the world, “…has enabled us to do transactions that were previously unimaginable.” In a memorandum to all of this firm’s investment professionals, he goes on to say, “Frankly, there is so much liquidity in the world financial system that lenders (even our lenders) are making very risky credit decisions.” He adds, “…most investors in most asset classes are not being paid for the risk being taken.” While he states that the liquidity period could last another 12-24 months, he concedes, “And I know that the longer it lasts, the worse it will be when it ends.”

One can feel his discomfort as he instructs his troops on how to structure deals in this environment. But honestly, what you have here is a titan of the private equity universe more or less admitting that the situation today is tantamount to a game of musical chairs. He knows the game and knows it will end badly, but can’t quite bring himself to quit early. At least the parting advice to his people included the phrase, “be careful.”

Another topic currently receiving airtime is the sub-prime mortgage debacle. Our letters foreshadowed problems in the housing market for more than a year. There is a certain amount of guttural satisfaction in seeing risky stocks get slammed, however, nobody is immune if the sub-prime problems are the first sequence in a nasty credit cycle or “financial contagion.” We have alerted our clients repeatedly about the vast, rapidly growing and difficult-to-grasp derivative market that could buckle under certain circumstances, but as long as the economy remains reasonably healthy – especially with respect to employment – the sub-prime issue is unlikely to spread. The real negative housing story begins with higher unemployment, and that is not visible at this point.

As a reminder, it is our practice with our letters following the March and September quarters to make a few brief comments before highlighting a number of investments, while our letters following the quarters ending June and December discuss the economy and the stock market in greater detail.

(1)	The Fund’s one year and annualized five year and since inception returns through March 31, 2007 were 14.14%, 10.68% and 10.69%, respectively.
(2)
The Standard and Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

GENERAL ELECTRIC CO.
Description

General Electric (GE) is one of the largest and most diversified industrial manufacturing and financial corporations in the world. Products include aircraft engines, locomotives, power generation equipment, transmission and distribution equipment, medical diagnostic devices, bioscience assays, engineered materials, lighting and appliances. Services include engineering, installing, rebuilding, maintaining, repairing and financing. GE Capital offers a broad array of financial services including consumer and commercial financing, leasing, real estate financing, asset management and mortgage lending. GE also owns NBC Universal, a leading provider of entertainment services.

Good Business

•	The company is number one or number two in nearly all of its businesses.

•	GE has unparalleled global breadth and diversification.

•	GE has actively increased recurring revenues across their business lines, resulting in a far less cyclical enterprise compared to a decade ago.

•	The return on invested capital (ROIC) comfortably exceeds the cost of capital.

•	Most of GE’s products provide tangible economic value for customers and can generally be described as necessities rather than “wants” or luxuries.

•	The products and services are relatively easy to understand.

•	The company is rated AAA by Standard & Poor’s.

Valuation

•	On a price-to-earnings (P/E) basis, the stock is less than 16 times earnings. The 10-year mean P/E range is 16-33.

•	The book multiple is 3.2, in a 10-year range of 3.1-7.8.

•	The price-to-sales ratio is 2.2 compared to the 10-year range of 2.0-3.5.

•	The stock trades in line with comparable companies, weighted for GE’s industrial/financial mix of 60/40.

•	The dividend yield of 3.2% is near a 15-year high.

Management

•
Jeffrey Immelt, 50, has been Chairman and Chief Executive Officer since 2001. He has changed the business mix significantly following Jack Welch. Nearly all of the insurance businesses were divested and several large health care acquisitions were consummated. In addition to heavy mergers and acquisitions (M&A) activity, Immelt has reinvigorated internal growth and made the company less cyclical.

•	GE has a highly regarded management development program. GE business unit leaders are considered to be among the best by analysts, competitors and executive recruiters.

Investment Thesis

GE began the decade with an unsustainably high P/E ratio of 45. Moreover, the mix of business was more capital-intensive and less predictable. The transformation of the business has been painful to stockholders. Today, the stock reflects worries about the relatively high financial services exposure, abnormally low tax rate, NBC and recession. Although we continue to have some concerns about the financial portfolio, the overall financial strength and diversity of the company is unparalleled. GE is one of only five U.S. companies with a Standard & Poor’s AAA rating. GE’s core competencies are in areas of great need on a worldwide basis, from electricity production to transportation to health care. This blue chip enterprise now carries a pedestrian multiple.

Below we discuss one of our holdings in a slightly different format. Tyco will be splitting into three companies during the second quarter. We’ve summarized what to expect and our opinion of each segment.

2

TYCO INTERNATIONAL LTD.

Tyco is a $40 billion diversified manufacturing and service company that operates in four businesses: Electronics (31% of revenue), Fire & Security (29%), Healthcare (23%), and Engineered Products & Services (17%). Tyco is in the process of splitting itself up via the tax-free spin-off to shareholders of its Electronics and Healthcare businesses.

Management has taken this step so that each of the individual businesses can move faster and more aggressively by pursuing their own growth strategies as independent entities, thereby ultimately creating more value for shareholders. The separation is likely to occur in late May or June. What we decide to do with the individual stocks depends on the valuation that is accorded to each of the respective businesses by the stock market; it is possible that we will retain all three companies.

With net sales of approximately $12.7 billion in fiscal 2006, Tyco Electronics is one of the world’s largest suppliers of passive electronic components, such as connectors and circuit protection devices. Leading brands include AMP and Raychem. The business has exposure to myriad end markets including auto, appliances, computers, consumer electronics, and telecommunications. Comparables in the marketplace include Molex and Amphenol. Tom Lynch will lead Tyco Electronics following the spin-off. This is a strong franchise with solid margins and above-average long-term growth prospects.

Tyco Healthcare, which will be renamed Covidien following the spin-off, had net sales of approximately $9.6 billion in fiscal 2006. Covidien is a global leader in developing, manufacturing, and distributing medical devices and supplies, diagnostic imaging agents, and pharmaceuticals for use in clinical and home settings. Well-respected brands include Kendall, Mallinckrodt, and U.S. Surgical. Competitors vary by segment, but include Bard, Johnson & Johnson, Becton Dickinson and 3M. Rich Meelia will lead Covidien following the spin-off. This stock could garner a disproportionate share of attention as a stand-alone entity. Strong recurring revenue and relatively high margins characterize this segment.

What remains of Tyco following the spin-offs is to be known as Tyco International. The company, which had net sales of $18.7 billion in fiscal 2006, is a leading global provider of electronic security, fire and safety services and products, valves and controls, and other industrial products. Leading brands include ADT and SimplexGrinnell. Brinks is a distant second to ADT in security monitoring, and a host of niche players compete in the other areas. Current Tyco Chief Executive Officer Ed Breen will lead Tyco International following the spin-off. Given the lagging results at ADT in recent years, it is conceivable that the market will underappreciate this stock. There is tremendous latent earning power at ADT and a turnaround may already be underway.

Thank you for your confidence in the FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI 53202 • 414-226-4555
www.fmifunds.com

3

FMI Large Cap Fund
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Large Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

Industry Sectors as of March 31, 2007

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 10/01/06	Value 3/31/07	10/01/06-3/31/07
FMI Large Cap Fund Actual	$1,000.00	$1,075.80	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.04

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2006 and March 31, 2007).

4

FMI Large Cap Fund
STATEMENT OF NET ASSETS
March 31, 2007 (Unaudited)

Shares or Principal Amount		Cost	Value
COMMON STOCKS — 89.3% (a)
COMMERCIAL SERVICES SECTOR — 3.5%
	Miscellaneous Commercial Services — 3.5%
384,000	Cintas Corp.	$15,246,247	$13,862,400
COMMUNICATIONS SECTOR — 4.6%
	Major Telecommunications — 4.6%
966,000	Sprint Nextel Corp.	18,677,401	18,315,360
CONSUMER NON-DURABLES SECTOR — 11.9%
	Beverages: Alcoholic — 3.9%
191,000	Diageo PLC - SP-ADR	13,273,712	15,461,450
	Food: Specialty/Candy — 4.2%
327,000	Cadbury Schweppes
	PLC - SP-ADR	13,529,884	16,797,990
	Household/Personal Care — 3.8%
225,000	Kimberly-Clark Corp.	14,445,028	15,410,250
CONSUMER SERVICES SECTOR — 4.3%
	Media Conglomerates — 4.3%
866,000	Time Warner Inc.	16,126,143	17,077,520
DISTRIBUTION SERVICES SECTOR — 9.0%
	Medical Distributors — 4.7%
258,000	Cardinal Health, Inc.	16,574,033	18,821,100
	Wholesale Distributors — 4.3%
220,000	Grainger (W.W.), Inc.	14,926,178	16,992,800
ELECTRONIC TECHNOLOGY SECTOR — 3.4%
	Electronic Equipment/Instruments — 3.4%
253,000	CANON INC. SP-ADR	11,352,333	13,581,040
ENERGY MINERALS SECTOR — 3.7%
	Integrated Oil — 3.7%
228,000	BP PLC - SP-ADR	14,938,099	14,763,000
FINANCE SECTOR — 15.1%
	Insurance Brokers/Services — 4.5%
451,000	Willis Group Holdings Ltd.	17,057,589	17,850,580
	Major Banks — 4.5%
446,000	Bank of New York
	Company, Inc.	16,166,814	18,085,300
	Property/Casualty Insurance — 6.1%
6,700	Berkshire Hathaway
	Inc. Cl B *	21,080,526	24,388,000
HEALTH TECHNOLOGY SECTOR — 3.9%
	Medical Specialties — 3.9%
202,000	Becton, Dickinson & Co.	13,274,712	15,531,780
INDUSTRIAL SERVICES SECTOR — 3.4%
	Environmental Services — 3.4%
391,000	Waste Management, Inc.	13,335,571	13,454,310
PROCESS INDUSTRIES SECTOR — 4.2%
	Chemicals: Specialty — 4.2%
269,000	Praxair, Inc.	14,974,508	16,936,240
PRODUCER MANUFACTURING SECTOR — 7.2%
	Industrial Conglomerates — 7.2%
273,700	General Electric Co.	9,374,022	9,678,032
605,000	Tyco International Ltd.	17,223,850	19,087,750
		26,597,872	28,765,782
RETAIL TRADE SECTOR — 9.1%
	Apparel/Footwear Retail — 3.9%
577,000	TJX Companies, Inc.	15,340,526	15,555,920
	Discount Stores — 5.2%
446,000	Wal-Mart Stores, Inc.	21,262,460	20,939,700
TECHNOLOGY SERVICES SECTOR — 6.0%
	Information Technology Services — 6.0%
628,000	Accenture Ltd.	19,193,483	24,203,120
	Total common stocks	327,373,119	356,793,642
SHORT-TERM INVESTMENTS — 9.7% (a)
	Commercial Paper — 6.8%
$9,000,000	Abbey National N.A.,
	5.15%, due 04/09/07	8,989,700	8,989,700
9,000,000	HSBC Finance Corp.,
	5.15%, due 04/09/07	8,989,700	8,989,700
9,000,000	Prudential Funding LLC,
	5.15%, due 04/09/07	8,989,700	8,989,700
	Total commercial paper	26,969,100	26,969,100
	Variable Rate Demand Note — 2.9%
11,487,572	U.S. Bank, N.A., 5.07%	11,487,572	11,487,572
	Total short-term
	investments	38,456,672	38,456,672
	Total investments	$365,829,791	395,250,314
	Cash and receivables, less
	liabilities — 1.0% (a)		4,084,942
	Net Assets		$399,335,256

Net Asset Value Per Share
($0.0001 par value, 100,000,000
shares authorized), offering
and redemption price
($399,335,256 ÷ 25,805,552
shares outstanding)	$15.47

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
ADR - American Depositary Receipt

The accompanying notes to financial statements are an integral part of this statement.

5

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2007 (Unaudited)

INCOME:
Dividends	$2,198,245
Interest	825,973
Total income	3,024,218
EXPENSES:
Management fees	1,118,617
Transfer agent fees	191,338
Administrative services	119,451
Registration fees	53,381
Custodian fees	39,627
Printing and postage expense	25,029
Professional fees	18,917
Board of Directors fees	5,000
Insurance expense	630
Other expenses	7,813
Total expenses before reimbursement	1,579,803
Less expenses reimbursed by adviser	(83,323)
Net expenses	1,496,480
NET INVESTMENT INCOME	1,527,738
NET REALIZED GAIN ON INVESTMENTS	973,868
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	15,648,752
NET GAIN ON INVESTMENTS	16,622,620
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,150,358

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2007 (Unaudited) and For the Year Ended September 30, 2006

	2007	2006
OPERATIONS:
Net investment income	$1,527,738	$981,044
Net realized gain on investments	973,868	4,275,042
Net increase in unrealized appreciation on investments	15,648,752	10,851,158
Net increase in net assets from operations	18,150,358	16,107,244
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income ($0.0985 and $0.0343 per share, respectively)	(1,587,775)	(204,488)
Distributions from net realized gains ($0.3285 and $0.3670 per share, respectively)	(4,932,881)	(2,194,312)
Total distributions	(6,520,656)*	(2,398,800)*
FUND SHARE ACTIVITIES:
Proceeds from shares issued (16,775,327 and 7,288,477 shares, respectively)	255,399,472	101,086,436
Net asset value of shares issued in distributions reinvested
(410,091 and 188,158 shares, respectively)	6,170,628	2,381,405
Cost of shares redeemed (2,588,727 and 1,828,347 shares, respectively)	(39,670,055)	(25,273,853)
Net increase in net assets derived from Fund share activities	221,900,045	78,193,988
TOTAL INCREASE	233,529,747	91,902,432
NET ASSETS AT THE BEGINNING OF THE PERIOD	165,805,509	73,903,077
NET ASSETS AT THE END OF THE PERIOD (Includes undistributed
net investment income of $921,001 and $981,038, respectively)	$399,335,256	$165,805,509

* See Note 7

The accompanying notes to financial statements are an integral part of these statements.

6

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited) For the Six Month Period Ending March 31,	Years Ended September 30,				For the Period from December 31, 2001+ to September 30,
	2007	2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$14.79	$13.29	$11.66	$10.03	$7.94	$10.00
Income from investment operations:
Net investment income (loss)	0.08	0.12	0.08	0.10	0.03	(0.01)
Net realized and unrealized
gains (loss) on investments	1.03	1.78	1.82	1.68	2.06	(2.05)
Total from investment operations	1.11	1.90	1.90	1.78	2.09	(2.06)
Less distributions:
Dividends from net investment income	(0.10)	(0.03)	(0.07)	(0.03)	—	—
Distributions from net realized gains	(0.33)	(0.37)	(0.20)	(0.12)	—	—
Total from distributions	(0.43)	(0.40)	(0.27)	(0.15)	—	—
Net asset value, end of period	$15.47	$14.79	$13.29	$11.66	$10.03	$7.94
TOTAL RETURN	7.58%*	14.82%	16.60%	17.96%	26.32%	(20.60	%)*
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	399,335	165,806	73,903	14,977	5,680	3,236
Ratio of expenses (after reimbursement)
to average net assets (a)	1.00%**	1.00%	1.00%	1.13%	1.34%	1.75	%**
Ratio of net investment income (loss)
to average net assets (b)	1.02%**	0.88%	0.64%	0.85%	0.36%	(0.30	%)**
Portfolio turnover rate	4.0%	29.1%	39.5%	38.1%	54.4%	31.8%

+	Commencement of operations.
*	Not Annualized.
**	Annualized.
(a)
Computed after giving effect to adviser’s expense limitation undertaking. If the Fund had paid all of its expenses for the six month period ending March 31, 2007 and for the years ended September 30, 2006, 2005, 2004 and 2003 and for the period December 31, 2001+ through September 30, 2002, the ratios would have been 1.05% **, 1.11%, 1.33%, 2.44%, 3.07% and 3.71%**, respectively.

(b)
If the Fund had paid all of its expenses for the six month period ending March 31, 2007 and for the years ended September 30, 2006, 2005, 2004, 2003 and for the period December 31, 2001+ through September 30, 2002, the ratios would have been 0.97%**, 0.77%, 0.31%, (0.46%), (1.37%) and (2.26%)**, respectively.

The accompanying notes to financial statements are an integral part of this statement.

7

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2007 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund (the “Fund”), which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended and is a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001. The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter are valued at the latest bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not meeting the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements but does not anticipate that FIN 48 will have a material impact on the Fund’s financial statements.

8

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2007 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund’s operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.20% of the daily net assets up to and including $30,000,000, 0.10% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

Under the management agreement, FMI will reimburse the Fund for expenses over 1.20% of the daily net assets of the Fund. For the six month period ending March 31, 2007, there were no contractual reimbursements required. In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.00%. For the six month period ending March 31, 2007, FMI reimbursed the Fund $83,323 for these excess expenses.

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)	Investment Transactions —

For the six month period ending March 31, 2007, purchases and proceeds of sales of investment securities (excluding short-term investments) were $204,572,478 and $10,653,860, respectively.

(5)	Accounts Payable and Accrued Liabilities —

As of March 31, 2007, liabilities of the Fund included the following:

Payable to FMI for management and administrative fees	$214,187
Payable to shareholders for redemptions	51,033
Other liabilities	30,259

(6)	Sources of Net Assets —

As of March 31, 2007, the sources of net assets were as follows:

Fund shares issued and outstanding	$368,719,818
Net unrealized appreciation on investments	29,420,523
Undistributed net realized gains on investments	273,914
Undistributed net investment income	921,001
$399,335,256

9

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2007 (Unaudited)

(7)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of March 31, 2007:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments
$365,853,328	$34,483,904	$5,086,918	$29,396,986

The following information for the Fund is presented on an income tax basis as of September 30, 2006:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$148,693,881	$15,324,669	$1,576,435	$13,748,234	$2,739,168	$2,498,334

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended September 30, 2006 and 2005, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2006, and tax basis post-October losses as of September 30, 2006, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2006				September 30, 2005
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$1,547,748	$851,052	$ —	$ —	$369,587	$ —

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2006 which is designated as qualifying for the dividends received deduction is 29% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2006 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 29% (unaudited).

10

FMI Large Cap Fund
ADVISORY AGREEMENT

On December 15, 2006, the Board of Directors of FMI Funds, Inc. (“Directors”) approved the continuation of the FMI Large Cap Fund’s investment advisory agreement with Fiduciary Management, Inc. Prior to approving the continuation of the investment advisory agreement, the Directors considered:

•	the nature, extent and quality of the services provided by Fiduciary Management, Inc.

•	the investment performance of the Fund

•	the cost of the services to be provided and profits to be realized by Fiduciary Management, Inc. from its relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect any economies of scale

•	the expense ratio of the Fund

•	the manner in which portfolio transactions for the Fund was conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by Fiduciary Management, Inc., the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Fiduciary Management, Inc. to the Fund. The Directors concluded that Fiduciary Management, Inc. was providing essential services to the Fund. In particular, the Directors concluded that Fiduciary Management, Inc. was preparing reports to shareholders in addition to those required by law, and was providing services to the Fund that were in addition to the services investment advisers typically provide its non-mutual fund clients.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report that concluded that Fiduciary Management, Inc. was realizing only a small profit from its relationship with the Fund, and that such profits, expressed as a percentage of pre-tax revenues, were generally less than that of publicly traded investment advisers. The Directors also reviewed reports comparing the Fund’s expense ratio and advisory fees paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund, and the Fund’s expense ratio, were within the range of comparable mutual funds. The Directors noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered and based on the Fund’s expected growth over the next year, was unlikely to realize economies of scale.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Directors concluded that the research obtained by Fiduciary Management, Inc. was beneficial to the Fund and that Fiduciary Management, Inc. was executing the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

11

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the FMI Funds, Inc. are periodically evaluated. As of March 23, 2007, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)	The internal controls of the FMI Funds, Inc. are periodically evaluated.

There were no changes to FMI Funds’ internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Not applicable.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By    /s/Ted D. Kellner
Ted D. Kellner, Principal Executive Officer

Date  May 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Funds, Inc.
Registrant

By    /s/Ted D. Kellner
Ted D. Kellner, Principal Financial Officer

Date  May 16, 2007